UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2021
ANDREA ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)
New York	1-4324	11-0482020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Johnson Avenue Suite 1B, Bohemia, New York 11716
(Address of principal executive offices) (Zip Code)

(631) 719-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	ANDR	OTC Bulletin Board

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 22, 2021, the Board of Directors of Andrea Electronics Corporation (the “Company”) approved an amendment to Section 3.5 of its By-laws changing the Company’s shareholders’ meeting quorum requirement from “a majority of the shares then issued and outstanding” to “one-third of the vote of the shares.”

A copy of the By-laws, as amended, is filed as Exhibit 3.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 21, 2021, the Company announced that the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”) was adjourned to November 19, 2021, due to a lack of a stockholder voting quorum on October 21, 2021.

(a) The reconvened annual meeting of stockholders of the Company was held on November 19, 2021.

(b) The matters considered and voted on by the stockholders at the reconvened annual meeting, and the vote of the stockholders, were as follows:

1.	The following individuals were elected as directors, to serve until the next annual meeting of stockholders by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes[1]
Douglas J. Andrea	14,477,533	7,861,506	13,120,462
Louis Libin	14,514,008	7,825,031	13,120,462
Joseph J. Migliozzi	14,549,646	7,789,393	13,120,462
Jonathan D. Spaet	14,574,696	7,764,343	13,120,462

2.	The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
34,430,642	931,024	97,835

There were no broker non-votes on the proposal.

3.	The vote on the non-binding resolution to approve the compensation of the named executive officers was as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes[1]
13,915,472	7,764,674	658,893	13,120,462
____________________

1      A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amended By-laws of Andrea Electronics Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ANDREA ELECTRONICS CORPORATION
(Registrant)

Date: November 23, 2021	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre